UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2005

AXS-ONE INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-13591	13-2966911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Route 17 North, Rutherford, New Jersey 07070

(Address of principal executive offices, including zip code)

(201) 935-3400

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 27, 2005, the Board of Directors of AXS-One Inc. (the "Company") implemented a program pursuant to which the base salary of each current Section 16 reporting officer of the Company will be reduced by ten percent (10%) from August 1, 2005 until December 31, 2005. This program impacts the following officers of the Company: William P. Lyons - Chairman and Chief Executive Officer; Joseph Dwyer - Executive Vice President, Chief Financial Officer and Treasurer; Elias Typaldos – Executive Vice President, Technology; and Matthew Suffoletto – Senior Vice President, Sales and Professional Services, North America.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXS-ONE INC.
Date: August 1, 2005	By:	/s/ William P. Lyons
William P. Lyons Chairman of the Board and Chief Executive Officer